SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 31, 1998
                                                         -----------------------


                          SUNBURST ACQUISITIONS I, INC.
               (Exact name of registrant as specified in charter)



            Colorado                      000-22661              84-1135638
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)



                         The Beren, Blisworth Hill Farm
                                   Stoke Road
                       Blisworth, Northamptonshire NN7 3DB
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:             (01604) 859893
                                                   ---------------------------



                  4807 South Zang Way, Morrison Colorado 80165
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 1. CHANGES IN CONTROL OF REGISTRANT
        --------------------------------

         On August 31, 1998, Sunburst Acquisitions I, Inc., a Colorado corporation ("Sunburst"), consummated the acquisition of all of the issued and outstanding capital stock of Invu PLC, a company incorporated under English law ("Invu"), in exchange for 26,506,552 shares (the "Share Exchange") of common stock, no par value, of Sunburst (the "Common Stock"), pursuant to a Share Exchange Agreement, dated as of May 19, 1998, by and between Sunburst and Montague Limited ("Montague"), an Isle of Man company (as amended by that certain First Amendment to Share Exchange Agreement, dated as of July 23, 1998 (the "Share Exchange Agreement"). As a result of the Share Exchange, a change of control of Sunburst occurred. See Item 2 for a description of the Share Exchange and related transactions.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

The Share Exchange

         General. Effective August 31, 1998, as a result of the Share Exchange, Invu became a wholly-owned subsidiary of Sunburst. As conditions precedent to the consummation of the Share Exchange, (i) Montague received a power of attorney from Halcyon Enterprises Plc, a company incorporated under English law ("Halcyon"), to transfer its shares of Invu to Sunburst, and (ii) all of the outstanding shares of Series A Convertible Preferred Stock of Sunburst (the "Preferred Stock") were converted into Common Stock of Sunburst at a conversion rate of two (2) shares of Common Stock for each share of Preferred Stock. As of August 31, 1998, Sunburst had a total of 2,190,000 shares of Common Stock issued and outstanding after the conversion of the Sunburst Preferred Stock. Upon consummation of the Share Exchange, Montague and Halcyon (collectively, the "Invu Shareholders") received in the aggregate 26,506,552 shares of Common Stock of Sunburst in exchange for all of the issued and outstanding share capital of Invu. The shares of Common Stock received by the Invu Shareholders in the Share Exchange were issued in a transaction exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and, therefore, are restricted securities. In addition, Sunburst issued 1,510,344 shares of Common Stock to Robert P. Jeffcock (the "Consultant") pursuant to an agreement regarding consulting services, dated May 15, 1998, for introducing Invu to Sunburst and for agreeing to pay certain expenses if the Share Exchange was not consummated. The shares issued to the Consultant were issued pursuant to a registration statement on Form S-8 under the Securities Act. Pursuant to the Share Exchange Agreement, Invu deposited $500,000 into an account maintained by INVU Services Limited, a company organized under English law, and a wholly-owned subsidiary of Invu ("Invu Services"), on July 30, 1998, and was required to deposit an additional $500,000 within fourteen (14) days after the consummation of the Share Exchange. Sunburst has agreed to extend this fourteen (14) day period for an additional twenty-one (21) days. These funds will provide future working capital for Sunburst.

         The relative stock ownership of Sunburst is currently as follows: (i) Sunburst shareholders immediately prior to the Share Exchange - 7.25%; (ii) the Consultant - 5%; and (iii) the Invu Shareholders - 87.75%.

         Directors and Officers of Sunburst. Effective on August 31, 1998, the directors and officers of Sunburst resigned and the following persons were appointed directors and officers of Sunburst: David Morgan -- Director, President and Chief Executive Officer, Martyn Doherty -- Director, Vice President -- Chief Financial Officer and Secretary, and Paul O'Sullivan -- Director and Vice President -- Director of Development.




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         Proposed Name Change. A change in the name of Sunburst to "INVU,  Inc."
is expected to be effected subject to approval of such action by the shareholders of Sunburst following compliance with applicable SEC proxy rules.

INVU

         General. Invu is a software development company incorporated on May 23, 1997 under the laws of the United Kingdom. The principal executive office of Invu and its subsidiaries is located at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northamptonshire NN7 3DB. Invu has two (2) wholly-owned subsidiaries, Invu Services and Invu International Holdings Limited, a company incorporated under English law ("Invu Holdings" and together with Invu and Invu Services, collectively, the "Invu Group"). The former is the sales, marketing and trading company and the latter holds the intellectual property rights to the INVU software.

         Management.

         David Morgan - Mr. Morgan is 37 years old and graduated in 1982 from the University of Warwick with a Bachelor of Laws degree, with honors. From 1982 to 1986, he was assistant to the Director of the Industrial & Marine Division of Rolls Royce plc. From 1986 to 1991, he was Group Commercial Manager of Blackwood Hodge plc, a worldwide distributor of construction and earthmoving equipment. From 1991 to 1992, he was managing director of Hunsbury Computer Services Ltd, a systems integrator and subsidiary of Blackwood Hodge. From 1992 to 1995, he was Managing Director of the UK subsidiary of Network Imaging Inc., an international software and systems house. From 1995 to 1996, he was Managing Director of Orchid Ltd, a UK systems house. From 1996 to date, he has been the Chief Executive Officer of Invu.

         Martyn Doherty (Finance Director) - Mr. Doherty is 41 years old, a qualified chartered accountant and was a partner in a firm of accountants from 1981 to 1993. From 1993 to November 1997, Mr. Doherty was Managing Director of Car Group which was engaged in the distribution business. From November 1997 to present, Mr. Doherty has served as a director and Chief Financial Officer of Invu.

         Paul O'Sullivan (Director of Development) - Mr. O'Sullivan is 29 years old and graduated from the University of Birmingham with a Bsc (Honors) degree in Computer Sciences. From September 1992 to January 1994 he was a software engineer with British Telecom, and from January 1994 to October 1995 was a senior systems analyst with Abbey National plc. From October 1995 to May 1996 he was a senior system developer with Orchid Limited. Between May 1996 and November 1997 Paul was a consultant to British Telecom, Royal Bank of Scotland and Pearl Assurance before joining Invu as Director of Development, which position he currently holds.

         Product. Invu's business is the development and sale of document and information management software.

         Invu's software programs operate on networked PC and client server systems and allow documents of any size to be scanned onto computer memory and retrieved instantly. Invu plans to sell four variations of the software program "INVU," all concerned with the storage and retrieval of documents as follows:

         i.   INVU SOLO:  Entry level information and document management.

         ii.  INVU PRO Version 4.0: as SOLO but with certain advanced features.

         iii. INVU PRO Network Edition - Multi User.



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



         iv. INVU WEBFAST: Information and document retrieval over the internet via a browser.

         INVU organizes all applications and information on the desktop, allowing users to search, retrieve and view documents across a network and/or through a web browser. INVU's features include: scanning from compatible sources; import of any file type; batch import; document creation using any third party windows package; fast and easy retrieval; fax-send and receive; document version control; audit logging; advanced query; full index field customization and integration with Microsoft e-mail workflow security and administration functions. Management believes that INVU is an advanced, yet easy-to-use, low-cost document management solution for small-to-medium-sized businesses.

         Major Contracts. The Invu Group has entered into (i) a Reseller Agreement, dated as of March 16, 1998, by and between Invu Services and Computer Associates Plc (the "Reseller Agreement"), and (ii) a Limited Manufacturing Agreement, dated as of March 25, 1998, by and between Invu Services and Centura. These contracts involve joint marketing, press releases, distribution and the use of combined technologies. Both Computer Associates Plc and Centura will be endorsing INVU by use of their own logotypes on INVU materials and shrink-wrap packaging containing the software. The product has been tested in three sites as well as being used in-house at Invu. Invu plans to open an office in the United States by the end of the first quarter of 1999 and to launch sale of its products to the public by the end of October 1998. On July 10, 1998, Invu and Computer Associates Plc executed a memorandum confirming certain agreements between Invu and Computer Associates Plc with respect to the bundling and marketing of Invu's products under the Reseller Agreement.

         On September 10, 1998, Computer Associates International, Inc. ("CA") announced that INVU will bundle CA's Jasmine object-oriented database and Ingres II relational database with INVU Pro Network Edition information and document management software. The new integrated solution allows INVU Pro Network Edition clients to leverage the multimedia and Internet capabilities of Jasmine and Ingres II's gateway and replication facilities for integrating enterprise information. This bundling of INVU's software with CA's databases will be marketed to small-to-medium-sized enterprises as a comprehensive, user-friendly document management product. In the same press release, Fujitsu stated its intention to ship INVU with several of its document scanners.

         Management believes that the market for document and information management is expanding significantly. Paper scanner sales are accelerating in the United States, and a key finding of AIIM International's (the Association for Information and Image Management) new industry report entitled "State of the Document Technologies Market, 1996-2002" is that the market is expected to grow from approximately $13.9 billion in 1998 to more than $33 billion by the year
2002. INVU, being fully integrated, addresses this market, at a price performance which management believes to be extremely competitive.

         Certain of the information contained in this Report on Form 8-K constitutes forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that involves certain risks and uncertainties. The actual results that are achieved may differ materially from any forward looking statements due to such risks and uncertainties. Although Sunburst believes that the expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Subsequent written and oral forward looking statements attributable to Sunburst or persons acting on its behalf are expressly qualified in their entirety by reference to such risks and uncertainties.




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



Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

         It is impracticable to provide all of the required financial statements for Sunburst or Invu at this time. The registrant will file such financial statements as soon as practicable, but no later than 60 days after the date hereof.

         (b)      Pro forma financial information.

         It is impracticable to provide the required pro forma financial statements for Sunburst or Invu at this time. The registrant will file such financial statements as soon as practicable, but no later than 60 days after the date hereof.

         (c)      Exhibits.

                  The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

                  *2.1 Share Exchange Agreement, dated as of May 19, 1998, by and among Sunburst Acquisitions I, Inc. and Montague Limited. (The Disclosure Schedules and Exhibits have been omitted pursuant to Regulation S-B 601(b)(2)) (incorporated by reference to Sunburst's Current Report on Form 8-K dated May 19, 1998).

                  *2.2 First Amendment to Share Exchange Agreement, dated as of July 23, 1998, by and between Sunburst Acquisitions I, Inc. and Montague Limited
                           (incorporated by reference to Sunburst's Current Report on Form 8-K/A dated July 23, 1998).

                  *10 Agreement regarding consulting services, dated May 15, 1998, by and between Robert P. Jeffcock and Sunburst (incorporated by reference to Sunburst's Annual Report on Form 10-KSB filed with the Commission for the fiscal year ended April 30, 1998).

                  99.1     Press Release of Sunburst dated August 31, 1998.

                  ----------------------
                  * Previously filed.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SUNBURST ACQUISITIONS I, INC.
                                                   (Registrant)



Date:  September 14, 1998                          By: /s/ David Morgan
                                                       -------------------------
                                                       David Morgan
                                                       President and Chief
                                                       Executive Officer
                                                       (Principal Executive
                                                       Officer)






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


                                INDEX TO EXHIBITS


   Exhibit No.                         Exhibit                              Page

       *2.1        Share Exchange Agreement, dated as of May 19,
                   1998, by and between Sunburst Acquisitions I, Inc. and Montague Limited, which includes the Invu Disclosure Schedule, the Sunburst Disclosure Schedule and Exhibit 9(n) - Form of Release (the Disclosure Schedules and Exhibits have been omitted pursuant to Regulation S-B 601(b)(2) but will be furnished to the Securities and Exchange Commission upon request) (incorporated by reference to Sunburst's Current Report on Form 8-K dated May
                   19, 1998).

       *2.2 First Amendment to Share Exchange Agreement, dated as of July 23, 1998, by and between Sunburst
                   Acquisitions  I, Inc. and Montague  Limited
                   (incorporated  by reference to  Sunburst's
                   Current Report on Form 8-K/A dated July 23, 1998).

       *10         Agreement regarding consulting services, dated
                   May 15, 1998, by and between Robert P. Jeffcock and Sunburst (incorporated by reference to Sunburst's Annual Report on Form 10-KSB filed with the Commission for the fiscal year ended April 30, 1998).

       99.1        Press Release of Sunburst dated August 31, 1998.


------------------------------
         * Previously filed.




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